Exhibit 99.1

Atomera Provides Third Quarter 2020 Results

LOS GATOS, Calif. — Oct. 29, 2020 — Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2020.

Company Highlights

•	Commenced MST deposition on 300mm wafers on new epi tool
•	Achieved further gains on MST-SP’s industry leading performance
•	Bolstered balance sheet with proceeds of At-The-Market (ATM) equity program

Management Commentary

“Atomera made excellent progress on customer and R&D developments in the third quarter,” said Scott Bibaud, President and CEO. “We believe we are drawing closer to a joint development agreement encompassing development, licensing and manufacturing, which we believe will decrease the time to commercialization of MST. As our 300mm wafer deposition capability comes online, paired with our new TCAD capabilities, we believe we are poised to accelerate customers’ time to production. With our ATM facility, we strengthened the balance sheet and positioned the Company for the next phase of growth.”

Third Quarter 2020 Financial Results

During the third quarter of 2020, revenue was $0, compared with $254 thousand in the third quarter of 2019. The Company incurred a net loss of $3.6 million, or ($0.19) per basic and diluted share, in the third quarter of 2020, compared to a net loss of $3.1 million, or ($0.19) per basic and diluted share, for the third quarter of 2019. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2020 was a loss of $2.7 million compared to an adjusted EBITDA loss of $2.4 million in the third quarter of 2019.

The Company had $25.3 million in cash and cash equivalents as of Sept. 30, 2020, compared to $14.9 million as of December 31, 2019. During the quarter, Atomera sold 845,730 shares under its ATM facility resulting in net proceeds of $8.6 million. The total number of shares outstanding was 21.0 million as of Sept. 30, 2020.

Third Quarter 2020 Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Thursday, Oct. 29, 2020

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at www.atomera.com

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international); passcode 6268059

Replay: Available until Nov. 5, 2020; (855) 859-2056 (domestic); +1(404) 537-3406 (international); passcode 6268059.

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ ("MST®"), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, ST Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) impact of the coronavirus pandemic on our customers, partners, internal operations and market conditions, including our ability to access financial markets on favorable terms, (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement filed pursuant to Rule 424(b)(5) with the SEC on September 2, 2020. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	December 31,
	2020	2019
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$25,297	$14,871
Prepaid expenses and other current assets	181	132
Total current assets	25,478	15,003

Property and equipment, net	87	63
Operating lease right-of-use asset	735	161
Long-term prepaid rent	450	–
Security deposit	13	13

Total assets	$26,763	$15,240

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$563	$315
Accrued expenses	234	145
Accrued payroll related expenses	511	819
Current operating lease liability	92	152
Deferred revenue	–	37
Total current liabilities	1,400	1,468

Long term operating lease liability	631	–

Total liabilities	2,031	1,468

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at September 30, 2020 and December 31, 2019.	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 20,971 and 17,117 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively.	21	17
Additional paid-in capital	170,975	149,017
Accumulated deficit	(146,264)	(135,262)
Total stockholders’ equity	24,732	13,772

Total liabilities and stockholders’ equity	$26,763	$15,240

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months ended September 30,		Nine Months ended September 30,
	2020	2019	2020	2019
Revenue	$–	$254	$62	$395
Cost of revenue	–	(204)	(13)	(224)
Gross margin	–	50	49	171

Operating expenses
Research and development	2,049	1,746	6,197	5,930
General and administrative	1,322	1,239	4,247	4,048
Selling and marketing	208	240	648	712
Total operating expenses	3,579	3,225	11,092	10,690

Loss from operations	(3,579)	(3,175)	(11,043)	(10,519)

Other income
Interest income	1	89	41	265
Total other income	1	89	41	265

Net loss	$(3,578)	$(3,086)	$(11,002)	$(10,254)
Net loss per common share, basic and diluted	$(0.19)	$(0.19)	$(0.61)	$(0.66)

Weighted average number of common shares outstanding, basic and diluted	19,337	16,567	18,028	15,597

Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Net loss (GAAP)	$(3,578)	$(3,086)	$(11,002)	$(10,254)
Add (subtract) the following items:
Interest income	(1)	(89)	(41)	(265)
Depreciation and amortization	11	12	32	33
Warrant modification	–	–	139	–
Stock-based compensation	829	798	2,224	2,280
Adjusted EBITDA (non-GAAP)	$(2,739)	$(2,365)	$(8,648)	$(8,206)

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Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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